UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 18, 2005

Date of Report (Date of earliest event reported)

Amtech Systems, Inc.

(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 South Clark Drive, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 967-5146

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a)	On May 18, 2005, Amtech Systems Inc. (the “Company”) received notification that the firm of KPMG LLP (“KPMG”) has declined to stand for reappointment as the Company’s independent accountants and that the client-audit relationship between the Company and KPMG has ceased.

During the two years ended September 30, 2004 and the subsequent interim period ended May 18, 2005, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have been referred to in their reports. KPMG’s report on the Company’s financial statements for the two years ended September 30, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the two years ended September 30, 2004 and the subsequent interim period through May 18, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).

The Company has provided KPMG with a copy of this disclosure. Exhibit 16.1 attached hereto is a copy of KPMG’s letter, dated May 24, 2005, stating whether KPMG agrees with the above statements made by the Company.

(b)	On May 24, 2005, pursuant to approval of its Audit Committee, the Company engaged Mayer Hoffman McCann P.C. (“Mayer Hoffman”) to serve as its new independent accountants. Anticipating future cost savings, the Audit Committee had undertaken an evaluation of a potential change in independent accountants prior to receiving notification that KPMG would not stand for reappointment. The Audit Committee selected Mayer Hoffman based on that firm’s accounting expertise, the resources the firm has committed to assign to the Company’s account and the fee estimates provided to the Audit Committee for the firm’s services.

During the years ended September 30, 2004 and 2003 and the subsequent interim periods, the Company did not consult with Mayer Hoffman regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(l)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number	Description
16.1	Letter from KPMG LLP, dated May 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: May 24, 2005	By:	/s/ Robert T. Hass
	Name:	Robert T. Hass
	Title:	Vice President-Finance

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG LLP, dated May 24, 2005, indicating no disagreements with disclosures made in Item 4.01(a) of this Current Report on Form 8-K